UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2004

ARC Wireless Solutions, Inc.
 (Exact name of registrant as specified in its charter)

Utah
 (State or Other Jurisdiction of Incorporation)

000-18122	87-0454148

(Commission File Number)	(IRS Employer Identification Number)

10601 West 48th Avenue
 Wheat Ridge, Colorado 80033
 (Address of principal executive offices including zip code)

(303) 421-4063
 (Registrant's telephone number, including area code)

N/A
 (Former address, if changed since last report)

ITEM  2.02. Results of Operations and Financial Condition

On November 8, 2004 the Company issued a press release containing its financial results for the three months and nine months ended September 30, 2004. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

ITEM  9.01. Financial Statements and Exhibits

ExhibitNumber       Exhibit Title

99.1	Press release dated November 8, 2004 announcing results of operations for the three and nine month periods ended September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2004

ARC WIRELESS SOLUTIONS, INC.

By:/s/ Monty R. Lamirato Monty R. Lamirato, Chief Financial Officer